UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 19, 2014, at approximately 11:00 a.m., Pacific Time, Craig T. Bouchard, Chairman of the Board and Chief Executive Officer of Signature Group Holdings, Inc. will be presenting a Company overview to conference delegates at the 15th Annual B. Riley & Co. Investor Conference.  The conference is being held at the Loews Santa Monica Beach Hotel in Santa Monica, CA.

A copy of the presentation materials is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed or considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Conference presentation, dated May 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)
Date: May 19, 2014	By:	/s/ W. Christopher Manderson
	Name:	W. Christopher Manderson
	Title:	Executive Vice President, General Counsel and Secretary